                                                                    Exhibit 99.2

                    Certification of Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                            (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Digital Impact, Inc. (the "Company") for the fiscal year ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David Oppenheimer, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ David Oppenheimer
                                    -----------------------
                                    David Oppenheimer
                                    Chief Financial Officer

                                    June 12, 2003